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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ________________

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 3, 2004

                         OUTDOOR CHANNEL HOLDINGS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          ALASKA                                                 33-0074499
(STATE OR OTHER JURISDICTION                                   (IRS EMPLOYER
     OF INCORPORATION)                                       IDENTIFICATION NO.)

                                    000-17287
                            (COMMISSION FILE NUMBER)

                      43445 BUSINESS PARK DRIVE, SUITE 113
                           TEMECULA, CALIFORNIA 92590
                            TELEPHONE: (909) 699-4749

  (ADDRESSES AND TELEPHONE NUMBERS OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  99.3     Press release dated May 3, 2004.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The information in this Current Report on Form 8-K (including the exhibit) shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of the Section. The information in this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Exchange Act of 1933, as amended.

Outdoor Channel Holdings, Inc., an Alaska corporation (the "Company"), issued a press release dated May 3, 2004 (the "Launch HD Network") announcing that The Outdoor Channel, Inc. is set to launch an HD network to debut in July 2005. The Launch HD Network Press Release is attached as Exhibit 99.3 to this Report on Form 8-K.

SAFE HARBOR STATEMENT

Certain statements in the Earnings Press Release may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The Company intends that all such statements be subject to the "safe-harbor" provisions contained in those sections. Many important factors may cause the Company's actual results to differ materially from those discussed in any such forward-looking statements, including risks and uncertainties described in the Company's filings with the Securities and Exchange Commission. Although the Company believes that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove inaccurate and, therefore, there can be no assurance that the results contemplated in forward-looking statements will be realized. In light of the significant uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the Company's objectives or plans will be achieved. The historical results achieved by the Company are not necessarily indicative of its future prospects. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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                                  EXHIBIT INDEX

EXHIBIT             DESCRIPTION
-------             -----------

99.3     Press Release dated May 3, 2004.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Outdoor Channel Holdings, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            OUTDOOR CHANNEL HOLDINGS, INC.

Date: May 3, 2004                            By: /s/ Perry T. Massie
                                                --------------------------------
                                                Perry T. Massie
                                                Chief Executive Officer